Exhibit 10.1

[***] = Certain confidential information contained in this document, marked by brackets, is omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

MTTR, LLC

[***]

Attention: [***]

Email: [***]

June 4, 2019

Outlook Therapeutics, Inc.

7 Clarke Drive

Cranbury, NJ 08512

Attention: Lawrence A. Kenyon

Email: [***]

Re:	Strategic Partnership Agreement between MTTR, LLC and Outlook Therapeutics, Inc.

Dear Larry:

This letter is to further amend the Strategic Partnership Agreement between Outlook Therapeutics, Inc. (“Outlook”) and MTTR, LLC (“MTTR”) dated February 15, 2018 and amended by the letter amendments dated March 2, 2018 and March 4, 2019 (the “Agreement”). There are no changes to the Agreement except as set forth below:

Section 9.1(a) shall be modified to insert a new Section 9.1(a)(i) as follows:

Section 9.1(a)(i) Additional Retainer Fee. In recognition of additional use of MTTR resources by Outlook commencing in December 2018, an additional retainer fee (“Additional Retainer Fee”) will be paid by Outlook to MTTR on a monthly basis beginning in May 2019 and ending in December 2019. The Additional Retainer Fee is $115,516 per month and will be paid on the [***] day of each month, or the first business day thereafter if the [***] falls on a weekend or bank holiday, except the payment due on May [***], 2019 shall be paid within [***] days of the first date set forth above. The Monthly Retainer Fee will be reduced by $50,000 while the Additional Retainer Fee is in effect. Notwithstanding Sections 1.1 and 9.1(b), the Additional Retainer Fee will be excluded from the Section 9.1(b) calculation of the Offset of the Retainer Fee and the Additional Retainer Fee and Monthly Retainer Fee shall not be included as Actual Deductible Costs.

Please confirm Outlook’s agreement with the changes as set forth in this letter by signing this letter and returning a countersigned copy to me at [***].

Sincerely,

MTTR, LLC

By:	/s/ [***]
[***]

Acknowledged and Agreed:
OUTLOOK THERAPEUTICS, INC.

By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon, President and CEO